Schedule of Investments June 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	ASSET BACKED SECURITIES - 0.9%
	FINANCIAL SERVICES - 0.9%
$250,000	Sandstone Peak II Ltd. 0.000% 07/20/2036[1]	$250,000
	TOTALASSET BACKED SECURITIES
	(Cost $250,000)	250,000

	CORPORATE LOANS - 51.4%
	CAPITAL GOODS - 3.7%
	LJ Avalon Holdings, LLC
70,197	Delay Draw 1.000% 02/01/2030 [2,3,4]	-
318,966	First Lien Term Loan 11.463% (SOFR+635 basis points) 02/01/2030 [2,3]	318,966
110,838	Revolver 0.500% 02/01/2029 [2,3,4]	-
	TS OPCO Holding, LLC and Trystar, LLC
750,000	First Lien Term Loan 10.791% (SOFR+550 basis points) 09/28/2027 [2,3]	731,250
		1,050,216
	COMMERCIAL & PROFESSIONAL SERVICES - 8.1%
	Lynx Franchising, LLC
750,000	First Lien Term Loan 11.460% (LIBOR+625 basis points) 12/18/2026 [2,3]	741,472
	Royal Holdco Corporation
750,000	First Lien Term Loan 9.842% (SOFR+450 basis points) 12/30/2026 [2,3]	727,500
	SEI Holdings I Corporation
105,681	Delay Draw 1.000% (SOFR+675 basis points) 03/27/2028 [2,3,4]	(3,699)
19,593	Delay Draw 11.992% (SOFR+675 basis points) 03/27/2028 [2,3]	18,907
874,726	First Lien Term Loan 11.992% (SOFR+675 basis points) 03/27/2028 [2,3]	844,111
		2,328,291
	FINANCIAL SERVICES - 2.4%
	Cor Leonis Limited
803,571	Revolver 0.750% 05/15/2028 [2,3,4]	-
696,429	Revolver 12.740% (SOFR+750 basis points) 05/15/2028 [2,3]	696,429
		696,429
	INSURANCE - 3.4%
	Neptune Flood Incorporated
1,000,000	First Lien Term Loan 11.560% (SOFR+650 basis points) 05/08/2029 [2,3]	982,500

	MATERIALS - 2.6%
	Tank Holding Corp.
750,000	First Lien Term Loan 10.952% (SOFR+575 basis points) 03/31/2028 [2,3]	738,750

	PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 1.8%
	Life Science Intermediate Holdings, LLC
478,125	Delay Draw 1.000% 06/10/2027 [2,3,4]	-
521,875	Delay Draw 11.452% (SOFR+635 basis points) 06/10/2027 [2,3]	521,875
		521,875
	REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.2%
	400 NE 2nd Street Owner 1, LLC
67,893	Delay Draw 0.500% 04/21/2024 [2,3,4]	-
532,107	Delay Draw 10.260% (SOFR+520 basis points) 04/21/2024 [2,3]	532,107
	5803 Centre LLC
522,363	Delay Draw 11.300% (SOFR+625 basis points) 10/01/2023 [2,3]	522,363
77,637	Delay Draw 0.000% 10/01/2023 [2,3,4]	-
	DTH 215 Venture, LLC
520,958	Delay Draw 10.650% (SOFR+560 basis points) 08/30/2023 [2,3]	520,958
79,042	Delay Draw 0.000% 08/30/2023 [2,3,4]	-
	MW Babcock, LLC
547,856	Delay Draw 10.560% (SOFR+550 basis points) 08/03/2023 [2,3]	547,856
52,144	Delay Draw 1.000% 08/03/2023 [2,3,4]	-
	North Park Community Corner, LLC
523,664	Delay Draw 10.050% (SOFR+500 basis points) 01/01/2024 [2,3]	523,664
76,336	Delay Draw 0.000% 01/01/2024 [2,3,4]	-
		2,646,948

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – JUNE 30, 2023	See accompanying Notes to Schedule of Investments

Schedule of Investments June 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	CORPORATE LOANS - 59.2% - Continued
	SOFTWARE & SERVICES - 17.7%
	1WS Intermediate, Inc.
$19,547	Delay Draw 9.797% (SOFR+500 basis points) 07/08/2025 [2,3]	$19,547
730,453	First Lien Term Loan 9.883% (SOFR+500 basis points) 07/08/2025 [2,3]	730,453
	NF HoldCo LLC
1,000,000	First Lien Term Loan 11.742% (SOFR+650 basis points) 03/30/2029 [2,3]	970,000
	OSP Hamilton Purchaser, LLC
750,000	First Lien Term Loan 10.964% (SOFR+600 basis points) 12/28/2027 [2,3]	727,500
	Salute Mission Critical, LLC
189,509	Delay Draw 1.000% 11/30/2027 [2,3,4]	-
675,127	First Lien Term Loan 12.242% (SOFR+700 basis points) 11/30/2027 [2,3]	675,127
135,364	Revolver 0.500% 11/30/2027 [2,3,4]	-
	Serrano Parent, LLC
1,000,000	First Lien Term Loan 11.590% (SOFR+650 basis points) 05/12/2030 [2,3]	987,500
	Vital Buyer, LLC
1,000,000	First Lien Term Loan 10.764% (SOFR+550 basis points) 06/01/2028 [2,3]	970,000
		5,080,127
	TRANSPORTATION - 2.5%
	ITI Intermodal Services, LLC
32,863	Delay Draw 11.452% (SOFR+635 basis points) 12/21/2027 [2,3]	31,877
247,849	Delay Draw 11.689% (SOFR+650 basis points) 12/21/2027 [2,3]	240,414
469,288	First Lien Term Loan 11.702% (SOFR+650 basis points) 12/21/2027 [2,3]	455,210
		727,501
	TOTAL BANK LOANS
	(Cost $14,773,057)	14,772,637

	SHORT-TERM INVESTMENTS - 42.2%
12,110,718	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Share Class, 4.97% [5]	12,110,718
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $12,110,718)	12,110,718

	TOTAL INVESTMENTS - 94.5%
	(Cost $27,133,775)	27,133,355
	Assets less Other Liabilities - 5.5%	1,588,796
	NET ASSETS - 100.0%	$28,722,151

LLC - Limited Liability Company

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $250,000, which represents 0.9% of total net assets of the Fund.

2 Floating rate security. Rate shown is the rate effective as of period end.

3 Variable rate security. Rate shown is the rate in effect as of period end.

4 Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See Note 2 for additional information.

5 The rate is the annualized seven-day yield at period end.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

			Currency	Value At		Unrealized
Sale		Currency	Amount	Settlement	Value At	Appreciation
Contracts	Counterparty	Exchange	Sold	Date	June 30, 2023	(Depreciation)
EUR	J.P. Morgan	EUR per USD	$(1,000,000)	$(1,092,882)	$(1,092,038)	$844
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(1,092,882)	$(1,092,038)	$844

EUR - Euro

See accompanying Notes to Schedule of Investments	CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – JUNE 30, 2023

Notes to Schedule of Investments (Unaudited)

Note 1 - Valuation of Investments

The Fund’s NAV per Share will be determined daily by the Advisor as of the close of business on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 established requirements for determining fair value in good faith for purposes of the Investment Company Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the Investment Company Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Pursuant to Rule 2a-5, the Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved valuation policy for the Fund (the “Valuation Policy”) and the Advisor’s valuation procedures (the “Valuation Procedures”). The Advisor, as Valuation Designee, has formed a separate valuation committee (the “Valuation Committee”) for determining the fair value of the Fund’s investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Investments (including corporate bonds, CLOs and loans) not listed on a securities exchange, but are traded over the counter or for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. The Advisor may conclude, however, in certain circumstances, that a fair valuation provided by a third-party pricing service does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from a third-party pricing service, in accordance with the Fund’s valuation procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee.

Investments that are not publicly traded or whose market prices are not readily available are generally valued using unobservable pricing inputs determined by the Advisor, subject to the oversight of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the Advisor or third-party pricing services. Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the expected life of the loan. The Advisor or third-party pricing service and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – JUNE 30, 2023

Notes to Schedule of Investments (Unaudited)

CLOs not priced by a recognized pricing service are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.

Note 2 - Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – JUNE 30, 2023

Notes to Financial Statements (Unaudited)

In accordance with Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the net asset value as practical expedient are no longer included in the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of June 30, 2023:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Asset Backed Securities	$250,000	$-	$-	$-	$250,000
Bank Loans	-	-	14,076,208	696,429	14,772,637
Short-Term Investments	12,110,718	-	-	-	12,110,718
Total Investments, at fair value	$12,360,718	$-	$14,076,208	$696,429	$27,133,355

Other Financial Instruments[1]
Forward Contracts	$-	$-	$844	$-	$-
Total Assets	$-	$-	$844	$-	$-

[1]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – JUNE 30, 2023

Notes to Schedule of Investments (Unaudited)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period ended June 30, 2023:

Bank Loans
Balance as of June 8, 2023	$-
Transfers In1	14,076,208
Transfers Out	-
Purchases	-
Sales/Paydowns	-
Realized gains (losses)	-
Original issue discount and amendment fees	-
Accretion	414
Change in Unrealized appreciation (depreciation)	(414)
Balance as of June 30, 2023	$14,076,208

[1]	Transferred into Level 3 because the Fund approximates fair value as the transaction occurred within 6 months of the reporting date. Valuation Technique is “Cost / Recent Transaction Price”.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments.  Please refer to the schedule of investments for unfunded securities.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – JUNE 30, 2023